UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported): October 8, 2004
                                                  (October 11, 2004)

                             Sharps Compliance Corp.
               (Exact Name of Registrant as Specified in Charter)


     Delaware                        000-22390               74-2657168
(State or Other Jurisdiction    (Commission File Number)   (IRS Employer
    of Incorporation)                                  Identification No.)

                9350 Kirby Drive, Suite 300, Houston, Texas 77054
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (713) 432-0300


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                                TABLE OF CONTENTS



Item 5.02. Disclosure of Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

SIGNATURE




Item 5.02. Disclosure of Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

"Board of Director member C. Lee Cooke has informed the Company of his intent to not seek re-election on the Board of Directors of the Company in conjunction with the November 11, 2004 Annual Shareholders meeting."

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                         SHARPS COMPLIANCE CORP.

DATE: OCTOBER 11, 2004   By: /s/  DAVID P. TUSA
                            Name: David P. Tusa
                           Title: Senior Vice President and Chief Financial
                                  Officer


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